UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2015

bluebird bio, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35966	13-3680878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (339) 499-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2015, bluebird bio, Inc. (the “Company”), entered into a Transitional Services and Separation Agreement (the “Agreement”) with Dr. Mitchell H. Finer, the Company’s Chief Scientific Officer, pursuant to which his employment with the Company will end on July 6, 2015, unless earlier terminated pursuant to Dr. Finer’s resignation or termination by the Company for cause (the “Separation Date”).  Following the Separation Date, Dr. Finer will serve as a member of the Company’s Scientific Advisory Board.

Under the Agreement, Dr. Finer will continue to receive his salary and benefits and will continue to vest in his outstanding equity awards through the Separation Date.  In the event of a change in control prior to the Separation Date, all of Dr. Finer’s outstanding options will immediately accelerate and become fully exercisable. Dr. Finer will remain eligible for cash incentive compensation for 2014 to be determined by the Company’s board of directors, which will be paid when 2014 cash incentive compensation is paid to other Company executives.

Following the Separation Date, Dr. Finer will continue to receive his base salary for a period of six months and will continue to vest in his outstanding stock options for a period of six months. If he elects to continue his group healthcare benefits, to the extent authorized by and consistent with COBRA, the Company will pay the monthly employer contribution until the earlier of (1) six months following the Separation Date or (2) the date Dr. Finer becomes eligible for insurance through another employer or otherwise becomes ineligible for COBRA.

Item 7.01 Regulation FD Disclosure.

On January 29, 2015, the Company issued a press release announcing Dr. Finer’s transition.  A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on January 29, 2015, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2015	bluebird bio, Inc.
	By:	/s/ Jason F. Cole
Jason F. Cole
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on January 29, 2015, furnished herewith.